HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                               HV-6778 - Premier Innovations(SM) (Series II)

333-151805                               HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated November 15, 2013 to your Prospectus

1.  FUND CLOSURE

JPMORGAN U.S. REAL ESTATE FUND - CLASS A

Effective November 18, 2013, the JPMorgan U.S. Real Estate Fund Sub-Account will be closed to new Contracts.  Plan Participants that selected the JPMorgan U.S. Real Estate Fund Sub-Account prior to November 15, 2013 may continue to purchase shares in the JPMorgan U.S. Real Estate Fund Sub-Account up to and including December 17, 2013.

2.  FUND LIQUIDATION

JPMORGAN U.S. REAL ESTATE FUND - CLASS A

The Board of Trustees of the JPMorgan U.S. Real Estate Fund – Class A (the “Liquidating Fund”) has approved the liquidation and dissolution (the “Liquidation”) of the Liquidating Fund.  The Liquidation is scheduled to take place at the close of trading on the New York Stock Exchange on or about December 20, 2013 (the “Liquidation Date”).

Due to the Liquidation of the Liquidating Fund, you will no longer be able to allocate new Contributions or make transfers to the Liquidating Fund Sub-Account, including program trades effective as of the close of business on December 17, 2013.   You may transfer some or all of your Participant Account value in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.

Prior to the Liquidation Date, you are permitted to make one special transfer of all your Participant Account value invested in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Liquidating Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on the Liquidation Date, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the Liquidating Fund Sub-Account will be terminated.

Upon completion of the termination and Liquidation of the Liquidating Fund, all references to the JPMorgan U.S. Real Estate Fund - Class A in the Prospectus are deleted.

3.  FUND CLOSURE

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND – CLASS A

Effective on December 31, 2013, the Wells Fargo Advantage Emerging Markets Equity Fund Sub-Account will be closed to new Contracts.  Plan sponsors that selected the Sub-Account prior to January 31, 2014, and who complete the addition of the Wells Fargo Advantage Emerging Markets Equity Fund Sub-Account as a plan investment option on or before June 30, 2014, may open new accounts for participants in the Plan.  Additionally, participants who are currently invested in the Sub-Account may continue to make additional investments to the Sub-Account and existing Plans may open accounts on behalf of new participants.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.